Exhibit 99.2 Q1 2025 Financial Results Apollo Commercial Real Estate Finance, Inc. April 24, 2025 Unless otherwise noted, information as of March 31, 2025 It should not be assumed that investments made in the future will be profitable or will equal the performance of the investments shown in this document.

Forward Looking Statements and Other Disclosures This presentation may contain forward-looking statements that are within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond management’s control. These forward-looking statements may include information about possible or assumed future results of Apollo Commercial Real Estate Finance, Inc.’s (the “Company,” “ARI,” “we,” “us” and “our”) business, financial condition, liquidity, results of operations, plans and objectives. When used in this presentation, the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions, are intended to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: higher interest rates and inflation; market trends in our industry, real estate values, the debt securities markets or the general economy; ARI’s business and investment strategy; ARI’s operating results; ARI’s ability to obtain and maintain financing arrangements; the timing and amounts of expected future fundings of unfunded commitments; and the return on equity, the yield on investments and risks associated with investing in real estate assets including changes in business conditions and the general economy. The forward-looking statements are based on management’s beliefs, assumptions and expectations of future performance, taking into account all information currently available to ARI. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to ARI. Some of these factors are described under “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in ARI’s Annual Report on Form 10-K for the year ended December 31, 2024 and other filings with the Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. If a change occurs, ARI’s business, financial condition, liquidity and results of operations may vary materially from those expressed in ARI’s forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for management to predict those events or how they may affect ARI. Except as required by law, ARI is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation contains information regarding ARI’s financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“GAAP”), including Distributable Earnings and Distributable Earnings per share. Please refer to page 22 for a definition of “Distributable Earnings” and the reconciliation of the applicable GAAP financial measures to non-GAAP financial measures set forth on page 21. This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers. ARI makes no representation or warranty, expressed or implied, with respect to the accuracy, reasonableness or completeness of such information. Past performance is not indicative nor a guarantee of future returns. Index performance and yield data are shown for illustrative purposes only and have limitations when used for comparison or for other purposes due to, among other matters, volatility, credit or other factors (such as number and types of securities). Indices are unmanaged, do not charge any fees or expenses, assume reinvestment of income and do not employ special investment techniques such as leveraging or short selling. No such index is indicative of the future results of any investment by ARI. Unless the context requires otherwise, references in this presentation to “Apollo” refer to Apollo Global Management, Inc., together with its subsidiaries, and references in this presentation to the “Manager” refer to ACREFI Management, LLC, an indirect subsidiary of Apollo Global Management, Inc. 2

Q1 Summary Results Ø Net income available to common stockholders of $23 million, or $0.16 per diluted share of common stock 1 Ø Distributable Earnings of $33 million, or $0.24 per diluted share of common stock Financial Results 2 Ø Declared common stock dividends of $0.25 per share, which implies a dividend yield of 11.0% 3 Ø Total loan portfolio of $7.7 billion with weighted-average (“w/a”) unlevered all-in yield of 7.9% – 95% first mortgages – 95% floating rate Ø W/A risk rating of 3.0 Loan Portfolio (a) (a) Ø Committed $650 million ($460 million funded at close) to new loans Ø Loan repayments and sales of $93 million 5 Ø Gross add-on fundings of $73 million (b) Ø Ended the quarter with total common equity book value of $1.8 billion (c) Ø Ended the quarter with $218 million of total liquidity, including $170 million of cash and $48 million available leverage on our secured debt arrangements Capitalization & Ø Upsized our secured credit facility with JPMorgan by $500 million, increasing total capacity to $2 billion Liquidity – Extended final maturity by 3.5 years to March 2030 Ø Extended the final maturity of our secured credit facility with Deutsche Bank by 2 years to March 2028 (a) Ø Closed two new secured credit facilities, with an aggregate borrowing capacity of $690 million Subsequent Events (a) (a) Ø Committed $709 million ($684 million funded at close) to four floating-rate first mortgages a) Represents USD equivalent based on foreign exchange rates as of date funded or commitment closed b) Reflects book value per share (excluding General CECL Allowance and depreciation) of $12.66 multiplied by shares of common stock outstanding (see page 4 for book value per share overview) 3 c) Includes loan proceeds held by servicer See footnotes on page 22

Per Share Overview 7 1,6,(a) Book Value per Share Distributable Earnings per Share 1,6,(a) Distributable Earnings per Share BVPS Post-General CECL Allowance & Depreciation § § Quarterly Dividend General CECL Allowance & Depreciation § § 7 Book Value per Share Roll Forward General CECL BVPS excl. General CECL BVPS Allowance & Depreciation Allowance & Depreciation December 31, 2024 $12.34 ($0.43) $12.77 1 $0.24 - $0.24 (+) Diluted Distributable Earnings per share (-) Common dividends declared ($0.25) - ($0.25) (-) Vesting and delivery of RSUs ($0.10) - ($0.10) (-) Change in General CECL Allowance & Depreciation ($0.05) ($0.05) - 8 Change during period ($0.16) ($0.05) ($0.11) March 31, 2025 $12.18 ($0.48) $12.66 4 a) Amount reflects Distributable Earnings prior to net realized loss on investments See footnotes on page 22

APOLLO

Portfolio Activity & REO Overview



Q1 Portfolio Activity
($ in mm)
$7,145
Add-on Funding[5] $73
$460
New Funding
($93)
$148
($5)
$7,728
4Q24[4]
Fundings
Repayments
FX
Other[9]
1Q25[4,8]

Update on 111 West 57th Street

- Strong sales momentum resulted in the closing of three units in Q1, generating **~$45 million** in net sales proceeds
- **Subsequent to quarter end**:
  - **Two additional units closed**, resulting in **~$103 million** net sales proceeds year-to-date
  - **Full repayment of the third-party senior loan** and a **~$29 million** reduction to ARI's basis, with ARI's mezzanine loan now occupying the senior position in the capital structure
  - **~$95 million** in executed contracts across **five units**; net proceeds will further reduce ARI's basis upon close



REO Overview & Update

- **Brooklyn Multifamily Development:** Construction of the 53-story multifamily tower continues to progress towards key milestones
  - **Initial TCO's** expected in Q2 2025, and **move-ins** to follow in early Q3 2025

($ in mm) As of March 31, 2025	Net Assets	Debt [(a)]	Net Equity[8]
Brooklyn Multifamily Development	$563	($273)	$289
D.C. Hotel	158	(73)	85
Atlanta Hotel	70	-	70
Total REO Held for Investment[8]	**$791**	**($346)**	**$444**

a) Debt related to real estate owned represents construction financing on our Brooklyn Multifamily Development (maximum commitment of $388 million and presented net of $2 million in deferred financing costs) and mortgage on our D.C. Hotel (maximum commitment of $74 million and presented net of $1 million in deferred financing costs)

See footnotes on page 22

5

Q1’25 Loan Originations Key Highlights 100% 56% 8.5% $650 million Floating Rate Weighted Average Weighted Average New Commitments (a) 3 First Mortgages Loan-to-Value Unlevered All-in Yield Closed Loan Type Floating-Rate Senior Loan Floating-Rate Senior Loan Floating-Rate Senior Loan Floating-Rate Senior Loan (b) Loan Size $103 million $114 million $300 million $133 million Location Southeast Southeast West Southeast 225-Unit 341-Unit Pre-Let Data Center 415-Unit Collateral Luxury Condo Property Multifamily Property Development 55+ Residential Community Loan Purpose Refinance Refinance Construction Financing Refinance (a) LTV 60% 65% 45% 59% Investment Date February 2025 February 2025 March 2025 March 2025 a) Reflects loan-to-value (“LTV”) at the time the loan was originated 6 b) Total ARI commitment See footnotes on page 22

Loan Portfolio Overview Carrying Value/ W/A Unlevered All-in Yield 10 Loan Position 3,10,(a) Number of Loans on Loan Portfolio 95% First Mortgage $7.7 billion/48 Loans 7.9% W/A Remaining Fully-Extended 10 (b) W/A Portfolio Risk Rating W/A Portfolio Loan-to-Value 10,11 Term 3.0 57% 2.4 Years 10 10 Collateral Diversification Origination Vintage $2,149 (c) Other 31% of 7% (d) Mixed Use Residential portfolio originated 4% 24% post-2022 Industrial $1,251 8% $1,220 $939 (e) Retail $669 12% $441 $435 $448 $97 $73 Office $0 $0 Hotel 24% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 21% a) Excludes benefit of forward points on currency hedges related to loans denominated in currencies other than USD b) W/A LTV reflects the LTV at the time the loan was originated; based on amortized cost and excludes risk-rated 5 loans c) Other property types include pubs (3%), caravan parks (3%) and urban predevelopment (1%) d) Residential property types include residential-for-sale (7%), multifamily (6%), senior housing (5%), student housing (4%) and vacation rentals (2%) 7 e) Retail property types include outlet center (6%), urban retail (3%), and lifestyle center (3%) See footnotes on page 22

APOLLO

Loan Portfolio Overview (cont'd)

($ in mm) Property Type	United Kingdom	New York City	Other Europe	Southeast	West	Midwest	Other[(d)]	Total[8]
Residential[(a)]	$578 / 7%	$410 / 5%	-	$318 / 4%	$224 / 3%	$149 / 2%	$201 / 3%	$1,880 / 24%
Office	672 / 9%	485 / 6%	489 / 6%	-	-	173 / 2%	-	1,818 / 24%
Hotel	7 / 0%	247 / 3%	519 / 7%	354 / 5%	212 / 3%	141 / 2%	121 / 2%	1,602 / 21%
Retail[(b)]	496 / 6%	250 / 3%	27 / 0%	9 / 0%	53 / 1%	97 / 1%	23 / 0%	955 / 12%
Industrial	153 / 2%	-	301 / 4%	-	144 / 2%	-	-	598 / 8%
Mixed Use	167 / 2%	150 / 2%	-	-	-	-	-	317 / 4%
Other[(c)]	416 / 5%	-	-	134 / 2%	-	-	-	550 / 7%
Total[8,12]	**$2,490 / 32%**	**$1,542 / 20%**	**$1,336 / 17%**	**$816 / 11%**	**$633 / 8%**	**$560 / 7%**	**$346 / 4%**	**$7,722 / 100%**
General CECL Reserve								($35)
Carrying value, net[8]								**$7,687**

Collateral Diversification



West 8%
Midwest 7%
New York City 20%
Southeast 11%
United Kingdom 32%
Sweden 3%
Germany 8%
Spain 3%
Italy 2%

a) Residential property types include residential-for-sale (7%), multifamily (6%), senior housing (5%), student housing (4%) and vacation rentals (2%)
b) Retail property types include outlet center (6%), urban retail (3%), and lifestyle center (3%)
c) Other property types include pubs (3%), caravan parks (3%) and urban predevelopment (1%)
d) Other geographies include Southwest (1%), Mid-Atlantic (1%), Other (1%) and Northeast (<1%)
e) Note: Map does not show locations where percentages are lower than 2%

See footnotes on page 22

8

Office Loan Portfolio Overview (a) 10 (b) Number of Loans Carrying Value First Mortgage W/A Loan-to-Value 50% 10 Loans $1.8 Billion 100% rd Loans with 3 Party Largest commitment 100% 10 W/A Risk Rating (c) Subordinate Debt leased to credit tenant 2.9 3 Loans $712 million 10 10 10,11 Origination Vintage Location Fully Extended Maturities $722 63% $1,010 Europe $501 $494 $654 37% $328 United States $407 $179 $339 $256 $356 $228 $173 $228 $216 $0 $112 $73 2017 2018 2019 2020 2021 2022 2025 2026 2027 2028 US Originations European Originations US Maturities European Maturities a) Includes one loan secured by a portfolio which includes office, industrial, and retail property types located in various cities across Germany b) W/A LTV reflects the LTV at the time the loan was originated; based on amortized cost and excludes risk-rated 5 loans c) Portfolio includes a £383 million ($494 million in USD), based on amortized cost, first mortgage secured by an office property in London which is 100% leased by a credit tenant for a 20-year term 9 Note: Location chart does not show locations where percentages are lower than 2% See footnotes on page 22

APOLLO

Senior Loan Portfolio

($ in mm) Office	Property Type	Origination Date	Amortized Cost	Unfunded Commitments	Construction Loan	3rd Party Subordinate Debt	Fully-extended Maturity[11]	Location
Loan 1[(a)]	Office	02/2022	$494	$213			12/2028	London, UK
Loan 2	Office	03/2022	256	10		Y	04/2027	Manhattan, NY
Loan 3	Office	01/2020	228	24		Y	03/2028	Long Island City, NY
Loan 4	Office	06/2019	216	-			08/2026	Berlin, Germany
Loan 5	Office	02/2020	179	4			05/2025	London, UK
Loan 6	Office	02/2022	160	-			06/2025	Milan, Italy
Loan 7	Office	11/2022	100	-			09/2026	Chicago, IL
Loan 8	Office	03/2018	73	-		Y	01/2026	Chicago, IL
Subtotal - Office			$1,706	$251				
Hotel								
Loan 9	Hotel	12/2023	$295	-			12/2028	Various, Europe
Loan 10	Hotel	10/2019	260	15			08/2027	Various, Spain
Loan 11	Hotel	05/2022	200	5		Y	06/2027	Napa Valley, CA
Loan 12	Hotel	07/2021	180	-			08/2026	Various, US
Loan 13	Hotel	09/2015	140	-			12/2026	Manhattan, NY
Loan 14	Hotel	06/2024	131	-			06/2029	St. Petersburg, FL
Loan 15	Hotel	06/2024	107	7			07/2029	Brooklyn, NY
Loan 16	Hotel	11/2021	87	-			12/2026	St. Thomas, USVI
Loan 17	Hotel	12/2024	84	2		Y	01/2030	Indianapolis, IN
Loan 18	Hotel	12/2024	74	-		Y	12/2029	New Orleans, LA
Loan 19	Hotel	05/2019	46	-			12/2025	Chicago, IL
Subtotal - Hotel			$1,604	$29				

a) Loan is secured by an office property which is 100% leased by a credit tenant for a 20-year term

See footnotes on page 22

10

Senior Loan Portfolio (cont.) Property ($ in mm) Origination Amortized Unfunded Construction 3rd Party Fully-extended 11 Location Residential Type Date Cost Commitments Loan Subordinate Debt Maturity Various, UK Loan 20 Residential 12/2021 $235 $10 02/2027 Various, UK Loan 21 Residential 07/2024 193 - 07/2029 Various, US Loan 22 Residential 03/2023 160 - 04/2026 Emeryville, CA Loan 23 Residential 04/2024 157 - 05/2029 Various, UK Loan 24 Residential 08/2024 150 - 08/2029 Port St. Lucie, FL Loan 25 Residential 03/2025 120 13 Y 04/2029 Various, US Loan 26 Residential 10/2024 103 - 11/2029 Washington, DC Loan 27 Residential 06/2024 99 - 07/2029 Loan 28 Residential 02/2025 95 4 02/2027 Miami, FL Miami, FL Loan 29 Residential 02/2025 89 - 02/2030 Cleveland, OH Loan 30 Residential 05/2021 76 - 05/2027 Subtotal - Residential $1,477 $27 Retail Various, UK Loan 31 Retail 04/2022 $496 $21 04/2027 Manhattan, NY Loan 32 Retail 08/2019 250 - Y 09/2025 (13) Cincinnati, OH Loan 33 Retail 11/2014 97 - 09/2025 Various, US Loan 34 Retail 05/2022 85 - 06/2027 London, UK Loan 35 Retail 12/2024 - 393 07/2030 Subtotal - Retail $928 $414 11 See footnotes on page 22

Senior Loan Portfolio (cont.) Property ($ in mm) Origination Amortized Unfunded Construction 3rd Party Fully-extended 11 Industrial Type Date Cost Commitments Loan Subordinate Debt Maturity Location Various, Sweden Loan 36 Industrial 03/2021 $246 - 05/2026 Various, UK Loan 37 Industrial 08/2024 153 80 Y 08/2029 West Jordan, UT Loan 38 Industrial 03/2025 144 155 Y Y 02/2030 Subtotal - Industrial $543 $235 Mixed Use London, UK Loan 39 Mixed Use 12/2019 $167 - Y 11/2025 Brooklyn, NY Loan 40 Mixed Use 03/2022 150 18 Y 03/2029 Subtotal - Mixed Use $317 $18 Other Various, UK Loan 41 Pubs 12/2023 $214 - Y 01/2029 Various, UK Loan 42 Caravan Parks 02/2021 202 - 02/2028 (a) Various, Germany Loan 43 Portfolio 06/2021 194 15 06/2026 Miami, FL Loan 44 Urban Predevelopment 12/2022 134 - 01/2026 Subtotal - Other $744 $15 8 Subtotal/W.A. - First Mortgage $7,319 $989 2.5 Years a) Includes portfolio of office, industrial, and retail property types 12 See footnotes on page 22

Subordinate Loan & Other Lending Assets Portfolio Property ($ in mm) Origination Amortized Unfunded Construction 3rd Party Fully-extended 11 Location Type Date Cost Commitments Loan Subordinate Debt Maturity 14 Manhattan, NY Loan 45 Residential 06/2015 $301 - 11/2025 14 Manhattan, NY Loan 46 Residential 08/2022 74 - 11/2025 13,14 Manhattan, NY Loan 47 Residential 05/2020 28 - 11/2025 (a),13 Troy, MI Loan 48 Office 08/2017 - - 09/2024 Total $403 - 8 Total/W.A. - Subordinate $403 - 0.6 Years Property ($ in mm) Origination Fair Unfunded Construction 3rd Party Fully-extended Location Type Date Value Commitments Loan Subordinate Debt Maturity N/A Corporate Note N/A 10/2024 $41 - 10/2029 Total $41 - Total/W.A. - Other Lending Assets $41 - 4.5 Years 8,12 Total/W.A. - Portfolio $7,763 $989 2.4 Years General CECL Reserve ($35) 8 Total Carrying Value, Net $7,728 13 a) Loan matured in September 2024. Negotiations with sponsor currently in process. See footnotes on page 22

Subsequent Events (a)(b) Ø Strong investment activity continues through Q2 2025 with $994 million funded across four new originations and previously closed (a)(b) commitments, bringing year-to-date fundings to over $1.5 billion (a) Q2 2025 Originations Loan Type Floating-Rate Senior Loan Floating-Rate Senior Loan Floating-Rate Senior Loan Floating-Rate Senior Loan (b)(c) Loan Size $154 million $250 million $155 million $150 million Location Various, US Various, US United Kingdom Northeast Two-Property, 586-Unit Portfolio of 25 Two Leased 829-Unit, Luxury Collateral Senior Care Home Portfolio Self-Storage Properties Data Centers Multifamily Property Loan Purpose Refinance Refinance Refinance Refinance (d) 59% 58% 61% 66% LTV Closing Month April 2025 April 2025 April 2025 April 2025 a) As of April 23, 2025 b) Represents USD equivalent based on foreign exchange rates as of date funded or commitment closed, where applicable c) Total ARI commitment 14 d) Reflects LTV at the time the loan was originated See footnotes on page 22

Capital Structure Overview Capital Structure Composition Conservative Capital Management Strategy ($ in mm) (c) 10 Secured Debt Arrangements Across 9 Counterparties (e) ~70% W/A Available Advance Rate (a),(b),(c) Secured Debt Arrangements $5,230 (60%) 15 3.5x Debt to Equity Ratio Corporate Debt Maturities Debt Related to Real Estate Owned $348 (4%) Senior Notes Term Loan Senior $500 Term $471 $1,259 Secured Loan B (14%) Notes $759 (8%) $500 (6%) Term Loan $169 (2%) $288 Preferred Stock (d) Common Equity Book Value $1,758 (20%) $0 $0 2025 2026 2027 2028 2029 a) W/A rates of applicable benchmark rates and credit spread adjustments plus spreads of USD: +2.41% / GBP: +2.40% / EUR: +2.11% / SEK: +1.50% b) Our secured credit facilities do not contain capital markets-based mark-to-market provisions c) Consists of eight secured credit facilities, one revolving credit facility and one private securitization d) Reflects book value per share (excluding General CECL Allowance and depreciation) of $12.66 multiplied by shares of common stock outstanding March 31, 2025 e) Based on maximum available advance rates across secured debt counterparties See footnotes on page 22 15

APOLLO

Mitigating Foreign Exchange Risk

We have taken several risk mitigating steps to structure and fund our non-US loan portfolio and associated secured financing facilities to position ARI for fluctuating foreign exchange rates

Foreign Exchange Rate Change (Local/USD)


1.26x
1.08x
0.09x
Mar-24
1.26x
1.07x
0.09x
Jun-24
1.34x
1.11x
0.10x
Sep-24
1.25x
1.04x
0.10x
Dec-24
1.29x
1.08x
0.10x
Mar-25
GBP
EUR
SEK

% FX Change QoQ	% FX Change YoY
GBP: -3%	GBP: 2%
EUR: -4%	EUR: 0%
SEK: -10%	SEK: 7%

Mitigating Foreign Exchange Risk

- Secured debt arrangements are structured in local currency thereby reducing FX exposure to our net equity on foreign loans.
  - 73% weighted average advance on total foreign loan portfolio
- Net equity and net interest income of foreign loans are economically hedged through forward currency contracts
  - Forward point impact on forward currency contracts resulted in an $0.2 million realized loss in Q1 2025

Foreign Loan Capital Stack

($ in mm)


$3,837
$2,797
$1,040
73%
Offset by local currency denominated secured debt arrangements
27%
Hedged with forward currency contracts
Net Equity
Secured Debt

Change in Unrealized Gain (Loss) on Net Equity

($ in mm)	As of March 31, 2025			Q1 2025 Net
Currency	Carrying Value[(a)]	Secured Debt	Net Equity	Unrealized Gain[(b)]
GBP	$2,473	($1,805)	**$668**	**$21**
EUR	$1,119	($795)	**$324**	**$14**
SEK	$246	($198)	**$48**	**$5**
Total	**$3,837**	**($2,797)**	**$1,040**	**$40**
Change in unrealized gain (loss) on forward contracts[(c)]				**($34)**

a) Carrying value includes all commercial mortgage and subordinate loans denominated in foreign currencies with or without secured debt financing
b) Represents the net change in unrealized gains (losses) on foreign loans of $148 million and respective foreign secured debt arrangements of $(108) million for the quarter ended March 31, 2025
c) Represents net change in unrealized gain (loss) on forward contracts for the quarter ended March 31, 2025, excluding gains (losses) on forward currency contracts economically hedging foreign currency interest
See footnotes on page 22

16

Loan Maturities and Future Funding Profile 4,11,16,17 Fully-Extended Loan Maturities and Expected Future Fundings by Net Equity ($ in mm) $934 $645 $471 $458 $410 $281 $166 $9 $6 $0 2025 2026 2027 2028 2029 & Beyond (a) (a) Fully-Extended Maturities (Net Equity) Expected Net Future Fundings 4,18(b) Net Interest Income Sensitivity to Benchmark Rates +$0.01 +$0.01 +$0.01 +$0.01 $0.00 $0.00 $0.00 -$0.01 $0.00 $0.00 Benchmark Rates Index Mar-31 -$0.02 SOFR 1M 4.34% -$0.04 EURIBOR 2.33% SONIA ON 4.47% -0.75% -0.50% -0.25% 0.25% Change in Benchmark Rate USD GBP EUR Note: Assumes future financing, in certain cases, against mortgages that are not currently financed. There is no assurance such future financing against mortgages that are not currently financed will occur a) Net of expected secured credit facility advances 17 b) Reflects incremental increases in respective benchmark rates as of March 31, 2025 (SOFR 1 month: 4.34%, EURIBOR 2.33% and SONIA ON: 4.47% adjusted for compounding) See footnotes on page 22 Net Interest Income Per Share

Appendix Consolidated Balance Sheets Consolidated Statement of Operations Reconciliation of GAAP Net Income to Distributable Earnings 18

Consolidated Balance Sheets ($ in thousands - except share data) March 31, 2025 December 31, 2024 Assets: Cash and cash equivalents $166,424 $317,396 (a)(b) Commercial mortgage loans, net 7,285,022 6,715,347 (b) 402,064 388,809 Subordinate loans, net (c) 775,371 752,643 Real estate owned, held for investment, net (net of $25,721 and $23,266 accumulated depreciation in 2025 and 2024, respectively) Other assets 97,945 138,027 Derivative assets, net 16,167 58,169 Note receivable, held for sale 41,200 41,200 Total Assets $8,784,193 $8,411,591 Liabilities and Stockholders' Equity Liabilities: Secured debt arrangements, net $5,219,777 $4,814,973 Senior secured term loans, net 752,965 754,210 Senior secured notes, net 496,628 496,433 Debt related to real estate owned, held for investment, net 345,596 324,587 (d) 100,053 138,179 Accounts payable, accrued expenses and other liabilities Payable to related party 8,566 8,728 Total Liabilities $6,923,585 $6,537,110 Stockholders’ Equity: Preferred stock, $0.01 par value, 50,000,000 shares authorized, Series B-1, 6,770,393 shares issued and outstanding ($169,260 liquidation preference) in 2025 and 2024 $68 $68 Common stock, $0.01 par value, 450,000,000 shares authorized, 138,871,188 and 138,174,636 shares issued and outstanding in 2025 and 2024, respectively 1,389 1,382 Additional paid-in-capital 2,694,177 2,695,701 Accumulated deficit (835,026) (822,670) Total Stockholders’ Equity $1,860,608 $1,874,481 Total Liabilities and Stockholders’ Equity $8,784,193 $8,411,591 a) Includes carrying value of $7,285,022 and $6,715,347 pledged as collateral under secured debt arrangements in 2025 and 2024, respectively. b) Net of $377,212 and $373,336 CECL Allowances comprised $34,712 and $30,836 General CECL Allowance in 2025 and 2024, respectively, and $342,500 Specific CECL Allowance in 2025 and 2024. c) Includes $78,297 pledged as collateral under secured debt arrangements in 2025. d) Includes $6,080 and $5,948 of General CECL Allowance related to unfunded commitments on commercial mortgage loans and subordinate loans, net in 2025 and 2024, respectively. 19 See footnotes on page 22

Consolidated Statement of Operations ($ in thousands - except share and per share data) Three Months Ended March 31, 2025 2024 Net interest income: Interest income from commercial mortgage loans $143,985 $183,716 Interest income from subordinate loans and other lending assets 557 849 Interest expense (105,057) (127,887) Net interest income $39,485 $56,678 Revenue from real estate owned operations 26,331 23,857 Total net revenue $65,816 $80,535 Operating expenses: General and administrative expenses (includes equity-based compensation of $3,430 and $4,188 in 2025 and (6,652) (7,373) 2024, respectively) Management fees to related party (8,564) (9,421) Operating expenses related to real estate owned (20,767) (19,893) Depreciation and amortization on real estate owned (2,456) (4,656) Total operating expenses ($38,439) ($41,343) Other income, net $1,194 $570 Increase in current expected credit loss allowance, net (4,008) (147,684) Foreign currency translation gain (loss) 40,558 (19,563) Gain (loss) on foreign currency forward contracts (includes unrealized gains (losses) of ($41,829) and $18,053 in (38,972) 23,398 2025 and 2024, respectively) Gain (loss) on interest rate hedging instruments (includes unrealized (losses) of ($174) and ($194) in 2025 and (42) 356 2024, respectively) Valuation allowance, commercial mortgage loan held for sale - (679) Net income (loss) before taxes $26,107 ($104,410) Income tax provision (116) (114) Net income (loss) $25,991 ($104,524) Preferred dividends (3,068) (3,068) Net income (loss) available to common stockholders $22,923 ($107,592) Net income (loss) per basic share of common stock $0.16 ($0.76) Net income (loss) per diluted share of common stock $0.16 ($0.76) Basic weighted-average shares of common stock outstanding 138,639,004 141,869,604 Diluted weighted-average shares of common stock outstanding 138,991,818 141,869,604 Dividend declared per share of common stock $0.25 $0.35 20 See footnotes on page 22

1 Reconciliation of GAAP Net Income to Distributable Earnings ($ in thousands - except share and per share data) Three Months Ended March 31, 1 Distributable Earnings : 2025 2024 $22,923 ($107,592) Net income (loss) available to common stockholders: Adjustments: Equity-based compensation expense 3,430 4,188 Loss (gain) on foreign currency forwards 38,972 (23,398) Foreign currency loss (gain), net (40,558) 19,563 Unrealized loss on interest rate cap 174 194 Realized gains relating to interest income on foreign currency hedges, net 2,031 1,095 Realized gains (losses) relating to forward points on foreign currency hedges, net (201) 3,382 Depreciation and amortization on real estate owned 2,456 4,656 Increase in current expected credit loss allowance, net 4,008 147,684 Valuation allowance, loan held for sale - 679 10,312 158,043 Total adjustments 1 Distributable Earnings $33,235 $50,451 1 Weighted-average diluted shares – Distributable Earnings Weighted-average diluted shares – GAAP 138,991,818 141,869,604 19 Weighted-average unvested RSUs 2,305,226 2,951,631 1 Weighted-average diluted shares – Distributable Earnings 141, 297,044 144, 821,235 1 $0.24 $0.35 Diluted Distributable Earnings per share of common stock 21 See footnotes on page 22

Footnotes 1. Distributable Earnings is a non-GAAP financial measure that we define as net income available to common stockholders, computed in accordance with GAAP, adjusted for (i) equity-based compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding), (ii) any unrealized gains or losses or other non-cash items (including depreciation and amortization on real estate owned) included in net income available to common stockholders, (iii) unrealized income from unconsolidated joint ventures, (iv) foreign currency gains (losses), other than (a) realized gains/(losses) related to interest income, and (b) forward point gains/(losses) realized on our foreign currency hedges, and (v) provision for current expected credit losses. Please see page 21 for a reconciliation of GAAP net income to Distributable Earnings. 2. Reflects closing share price on April 23, 2025. 3. Weighted Average Unlevered All-in Yield on the loan portfolio is based on the applicable benchmark rates as of period end on the floating rate loans and includes accrual of origination, extension, and exit fees. For non-US deals, yield excludes incremental forward points impact from currency hedging. 4. Includes a $41 million held-for-sale corporate note. 5. Add-on fundings represent fundings subsequent to loan closing. 6. We believe it is useful to our investors to present Distributable Earnings prior to net realized losses on investments to reflect our operating results because (i) our operating results are primarily comprised of earning interest income on our investments net of borrowing and administrative costs, which comprise our ongoing operations and (ii) it has been a useful factor related to our dividend per share because it is one of the considerations when a dividend is determined. We believe that our investors use Distributable Earnings and Distributable Earnings prior to net realized loss on investments, or a comparable supplemental performance measure, to evaluate and compare the performance of our company and our peers. 7. Book value per share, or “BVPS”, of common stock is common stockholders’ equity divided by shares of common stock outstanding. 8. Amounts and percentages may not foot due to rounding. 9. Other includes changes in General CECL Allowance, cost recovery interest, and the accretion of loan costs and fees. 10. Based on loan amortized cost, net of Specific CECL Allowance. 11. Assumes exercise of all extension options. There is no assurance that all or any extension options will be exercised. 12. Gross of $35 million of General CECL Allowance. 13. Amortized cost for these loans is net of the recorded Specific CECL Allowances. 14. Loans are secured by the same property. 15. Represents total debt, less cash and net loan proceeds held by servicer, divided by total stockholders' equity, adjusted to add back the General CECL Allowance in line with our covenants. 16. Future funding dates and amounts are based upon the Manager’s estimates, which are derived from the best information available to the Manager at the time. There is no assurance that the payments will occur in accordance with these estimates or at all, which could affect our operating results. 17. Excludes risk-rated 5 loans. 18. Any such hypothetical impact on interest rates on our variable rate borrowings does not consider the effect of any change in overall economic activity that could occur in a rising interest rate environment. Further, in the event of a change in interest rates of that magnitude, we may take actions to further mitigate our exposure to such a change. However, due to the uncertainty of the specific actions that would be taken and their possible effects, this analysis assumes no changes in our financial structure. There is no assurance that there will be no changes in our financial structure. The analysis incorporates movements in USD, GBP and EUR benchmark rates only. 19. Unvested RSUs are net of incremental shares assumed repurchased under the treasury stock method, if dilutive. For the three months ended March 31, 2025, 352,814 incremental shares were included in the calculation of diluted net income per share because the effect was dilutive. For the three months ended March 31, 2024, 423,784 incremental shares were excluded in the calculation of diluted net income per share because the effect was anti-dilutive. 22